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                                                                  Exhibit 23 (c)




                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 18, 2001 in Pre-effective amendment No. 3 to the Registration Statement on Form S-11 and related Prospectus of The Huntington National Bank for the registration of 2,000,000 shares of its Noncumulative Exchangeable Perpetual Preferred Securities.

                                                 /s/ Ernst & Young LLP


Columbus, Ohio
September 28, 2001